KinerjaPay Corp. - Statement of Comprehensive Income (Loss)	3 Months Ended	6 Months Ended
	Jun. 30, 2016 USD ($)	Jun. 30, 2016 USD ($)	Jun. 30, 2015 USD ($)	Jun. 30, 2015 USD ($)
Statement of Comprehensive Income
Net loss	(728,630)	(2,087,787)	(28,392)	(56,830)
Change in unrealized foreign currency translation gain (loss)	226	226	0	0
Total comprehensive gain (loss)	$ (728,404)	$ (2,087,561)	$ (28,392)	$ (56,830)